Balances at Other Banks	12 Months Ended
Dec. 31, 2017
Balances at Other Banks [Abstract]
Balances at Other Banks
(2) Balances at Other Banks

The Company is required to maintain certain reserves of vault cash and/or deposits with the Federal Reserve Bank. The amount of this reserve requirement, included in cash and due from banks and federal funds sold and other short-term investments, was approximately $ 34.5 million and $32.3 million at December 31, 2017 and 2016, respectively.